As filed with the Securities and Exchange Commission
                           on October 22, 2003

                        Registration No. 333-56520
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549


                     POST-EFFECTIVE AMENDMENT No. 6 to
                              Form S-11
                        REGISTRATION STATEMENT
                   UNDER THE SECURITIES ACT OF 1933

                        UNITED MORTGAGE TRUST
 (Exact Name of Registrant as Specified in its Governing Instruments)


                        5740 Prospect Avenue
                             Suite 1000
                         Dallas, Texas 75206
                           (214) 237-9305


             (address and telephone number of Registrant's
                        Principal Executive offices)


                         Christine A. Griffin
                        United Mortgage Trust
                         5740 Prospect Avenue
                             Suite 1000
                         Dallas, Texas 75206

               (Name and Address of Agent for Service)

                              Copy to:

                       Robert A. Hudson, Esq.
                            Butzel Long
                         150 West Jefferson
                             Suite 900
                       Detroit, Michigan 48226
                           (313) 225-7000


     Approximate date of commencement of proposed sale to the public: Not applicable.

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] ____________

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] ____________

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] ____________

     If delivery of the Prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]


DEREGISTRATION OF SECURITIES


       In accordance with the undertakings given by it in its Registration Statement on Form S-11 filed on March 5, 2001 (Registration No. 333-56520, which became effective on June 4, 2001, the Registrant files this amendment to deregister 745,403 shares of beneficial interest that remain unsold under the Registration Statement.



                     SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-11 and has duly caused this Post-Effective Amendment No. 6 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on the 22 day of October, 2003.

                                          UNITED MORTGAGE TRUST



                                          BY:/s/ Christine A. Griffin
                                             ------------------------
Christine A. Griffin,
President

      In accordance with the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities on the dates indicated.

Signature                          Capacity                     Date

/s/ Christine A. Griffin    Trustee, Chairman of the Board     10-22-03
------------------------     and President
Christine A. Griffin       (Principal Executive and
                              Operating Officer)

/s/ Christine A. Griffin    Trustee                            10-22-03
------------------------
Paul R. Guernsey
(by Christine A. Griffin
as Attorney in-fact)

/s/ Christine A. Griffin    Trustee                            10-22-03
------------------------
Douglas R. Evans
(by Christine A. Griffin
as Attorney in-fact)


/s/ Christine A. Griffin    Trustee                            10-22-03
------------------------
Richard D. O?Connor, Jr.
(by Christine A. Griffin
as Attorney in-fact)


/s/ Michelle Cadwell, Trustee                                  10-22-03
------------------------
Michelle Cadwell